Exhibit 99.3 Reconciliation of Adjusted income from continuing operations

	As reported Quarter Ended September 30, 2012		As Adjusted Quarter Ended September 30, 2012	As reported Quarter Ended June 30, 2012		As adjusted Quarter Ended June 30, 2012	As reported Quarter Ended September 30, 2011		As adjusted Quarter Ended September 30, 2011
		Adjustments			Adjustments			Adjustments
Net sales	$467.8		$467.8	$427.8		$427.8	$350.6		$350.6
Operating costs and expenses:
Cost of sales	369.3		369.3	359.9		359.9	322.0		322.0
Depreciation and amortization	18.9		18.9	17.9		17.9	19.6		19.6
Selling and administrative	30.6		30.6	30.7		30.7	26.5		26.5
Loss on sale or impairment of long-lived assets, net	4.3	(4.3)	—	0.1	(0.1)	—	65.0	(65.0)	—
Other operating credits and charges, net	1.2	(1.2)	—	0.2	(0.2)	—	(9.8)	9.8	—
Total operating costs and expenses	424.3		418.8	408.8		408.5	423.3		368.1
Income (loss) from operations	43.5		49.0	19.0		19.3	(72.7)		(17.5)
Non-operating income (expense):
Interest expense, net of capitalized interest	(10.7)		(10.7)	(13.1)	—	(13.1)	(14.2)		(14.2)
Investment income	4.1		4.1	3.4		3.4	16.7	(15.2)	1.5
Early debt extinguishment	—	—	—	(52.2)	52.2	—	—		—
Other non-operating items	0.4		0.4	(2.6)		(2.6)	(4.0)		(4.0)
Total non-operating expense	(6.2)		(6.2)	(64.5)		(12.3)	(1.5)		(16.7)
Income (loss) from continuing operations before taxes and equity in income (losses) of unconsolidated affiliates	37.3		42.8	(45.5)		7.0	(74.2)		(34.2)
Provision (benefit) for income taxes	7.9	(7.9)	—	(11.1)	11.1	—	(20.9)	20.9	—
"Normalized" tax rate @ 35%	—	15.7	15.7	—	1.4	1.4	—	(14.1)	(14.1)
Equity in (income) loss of unconsolidated affiliates	(2.0)		(2.0)	2.8		2.8	6.0		6.0
Income (loss) from continuing operations	31.4		29.1	(37.2)		2.8	(59.3)		(26.1)
Loss from discontinued operations before taxes	(0.2)		(0.2)	(0.1)		(0.1)	(10.3)		(10.3)
Benefit for income taxes	(0.1)		(0.1)	—		—	(4.0)		(4.0)
Loss from discontinued operations	(0.1)		(0.1)	(0.1)		(0.1)	(6.3)		(6.3)
Net income (loss)	31.3		29.0	(37.3)		2.7	(65.6)		(32.4)
Less: Net income attributed to non-controlling interest	—		—	—		—	—		—
Income (loss) attributed to Louisiana-Pacific Corporation	$31.3		$29.0	$(37.3)		$2.7	$(65.6)		$(32.4)
Income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$0.23		$0.21	$(0.27)		$0.02	$(0.44)		$(0.19)
Loss from discontinued operations	—		—	—		—	(0.05)		(0.05)
Net income (loss) per share	$0.23		$0.21	$(0.27)		$0.02	$(0.49)		$(0.24)
Income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$0.22		$0.20	$(0.27)		$0.02	$(0.44)		$(0.19)
Loss from discontinued operations	—		—	—		—	(0.05)		(0.05)
Net income (loss) per share	$0.22		$0.20	$(0.27)		$0.02	$(0.49)		$(0.24)

Average shares of stock outstanding - basic	137.1		137.1	137.0		137.0	134.5		134.5
Average shares of stock outstanding - diluted	142.6		142.6	137.0		137.0	134.5		134.5
Amounts attributed to LP Corporation common shareholders
Income (loss) from continuing operations, net of tax	$31.4		$29.1	$(37.2)		$2.8	$(59.3)		$(26.1)
Loss from discontinued operations, net of tax	(0.1)		(0.1)	(0.1)		(0.1)	(6.3)		(6.3)
	$31.3		$29.0	$(37.3)		$2.7	$(65.6)		$(32.4)

	As reported Nine Months Ended September 30, 2012		As Adjusted Nine Months Ended September 30, 2012	As reported Nine Months Ended September 30, 2011		As adjusted Nine Months Ended September 30, 2011
		Adjustments			Adjustments
Net sales	$1,257.1		$1,257.1	$1,044.7		$1,044.7
Operating costs and expenses:
Cost of sales	1,042.5		1,042.5	953.3		953.3
Depreciation and amortization	55.9		55.9	61.2		61.2
Selling and administrative	92.6		92.6	82.9		82.9
Loss on sale or impairment of long-lived assets, net	4.5	(4.5)	—	73.0	(73.0)	—
Other operating credits and charges, net	1.2	(1.2)	—	(11.2)	11.2	—
Total operating costs and expenses	1,196.7		1,191.0	1,159.2		1,097.4
Income (loss) from operations	60.4		66.1	(114.5)		(52.7)
Non-operating income (expense):
Interest expense, net of capitalized interest	(36.4)	(1.0)	(37.4)	(42.6)		(42.6)
Investment income	11.7		11.7	24.2	(15.2)	9.0
Early debt extinguishment	(52.2)	52.2	—	—		—
Other non-operating items	(2.3)		(2.3)	(1.6)		(1.6)
Total non-operating expense	(79.2)		(28.0)	(20.0)		(35.2)
Income (loss )from continuing operations before taxes and equity in losses of unconsolidated affiliates	(18.8)		38.1	(134.5)		(87.9)
Benefit for income taxes	(4.4)	4.4	—	(36.1)	36.1	—
"Normalized" tax rate @ 35%	—	12.4	12.4	—	(36.6)	(36.6)
Equity in loss of unconsolidated affiliates	2.6		2.6	16.7		16.7
Income (loss) from continuing operations	(17.0)		23.1	(115.1)		(68.0)
Loss from discontinued operations before taxes	(0.5)		(0.5)	(14.4)		(14.4)
Benefit for income taxes	(0.2)		(0.2)	(5.6)		(5.6)
Loss from discontinued operations	(0.3)		(0.3)	(8.8)		(8.8)
Net income (loss)	(17.3)		22.8	(123.9)		(76.8)
Less: Net income attributed to non-controlling interest	—		—	0.2		0.2
Income (loss) attributed to Louisiana-Pacific Corporation	$(17.3)		$22.8	$(124.1)		$(77.0)
Income (loss) per share of common stock (basic and diluted):
Income (loss) from continuing operations	$(0.13)		$0.17	$(0.87)		$(0.51)
Loss from discontinued operations	—		—	(0.07)		(0.07)
Net income (loss) per share	$(0.13)		$0.17	$(0.94)		$(0.58)

Average shares of stock outstanding - basic	136.9		136.9	132.4		132.4
Average shares of stock outstanding - diluted	136.9		136.9	132.4		132.4

Amounts attributed to LP Corporation common shareholders
Income (loss) from continuing operations, net of tax	$(17.0)		$23.1	$(115.3)		$(68.2)
Loss from discontinued operations, net of tax	(0.3)		(0.3)	(8.8)		(8.8)
	$(17.3)		22.8	$(124.1)		$(77.0)